COLUMBIA FUNDS SERIES TRUST I
                          COLUMBIA BLENDED EQUITY FUND
                                  (the "Fund")
     Supplement to the Prospectuses and Statement of Additional Information
                              dated March 31, 2008


     Effective immediately, Nischal Pai will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Nischal Pai as a portfolio manager of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.

     Dhruv Toolsidas, CFA will become a portfolio manager of the Fund. Mr. Toolsidas has been associated with Columbia Management Advisors, LLC since 2007 and was previously associated with U.S. Trust from 2003-2007. Mr. Toolsidas has been a member of the investment community since 2003.



INT-47/154811-0608                                                June 26, 2008